Exhibit 99.1

COTY INC. TO OFFER SENIOR UNSECURED NOTES

NEW YORK--(BUSINESS WIRE)--Mar. 21, 2018-- Coty Inc. (NYSE:COTY) (“Coty”) today announced its intention to offer, in a private transaction, up to $2 billion aggregate principal amount of U.S. dollar denominated and euro denominated senior unsecured notes in four series (together, the “Notes”), in each case subject to market and other conditions and as further described below. The interest rates and other key terms of the offering will be determined at the time of pricing.

Each series of notes will be guaranteed on a senior unsecured basis by each of Coty’s subsidiaries that will also be a guarantor under its proposed new senior secured credit facilities (as described below) and certain other material indebtedness. Each series of notes will be effectively junior to all of Coty’s existing and future secured indebtedness, including its proposed new senior secured credit facilities, to the extent of the value of the collateral securing such indebtedness.

Coty intends to use the net proceeds from the offering, together with borrowings under a credit agreement governing its proposed new senior secured credit facilities to be entered into on or around the date of the issuance of the Notes, to, among other things, repay in full and refinance the indebtedness outstanding under Coty’s existing credit facilities, plus accrued interest, related premiums, fees and expenses in connection therewith. Any remaining proceeds will be used for general corporate purposes.

The Notes and the related guarantees will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act and applicable state securities laws. The Notes and the related guarantees will be offered only to persons reasonably believed to be qualified institutional buyers under Rule 144A of the Securities Act and outside the United States under Regulation S of the Securities Act.

This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sales of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Cautionary Note Regarding Forward-looking Statements: The statements contained in or incorporated by reference into this press release include certain “forward-looking statements” within the meaning of the securities laws. These forward-looking statements reflect Coty’s current views with respect to, among other things, Coty’s offering of the Notes, Coty’s entrance into the credit agreement governing its proposed new senior secured credit facilities and the use of proceeds therefrom. These forward-looking statements are generally identified by words or phrases, such as “anticipate,” “are going to,” “estimate,” “plan,” “project,” “expect,” “believe,” “intend,” “foresee,” “forecast,” “will,” “may,” “should,” “outlook,” “continue,” “target,” “aim,” “potential” and similar words or phrases. These statements are based on certain assumptions and estimates that Coty considers reasonable and are not guarantees of Coty’s future performance, but are subject to a number of risks and uncertainties, many of which are beyond Coty’s control, which could cause actual events or results to differ materially from such statements, including Coty’s ability to consummate the offering of the Notes and enter into the credit agreement governing its proposed new senior secured credit facilities on a timely basis and on terms commercially acceptable to Coty, or at all, and other factors identified in “Risk Factors” included in Coty’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017 and subsequent quarterly reports on Form 10-Q. All forward-looking statements made in this press release are qualified by these cautionary statements. These forward-looking statements are made only as of the date of this press release, and Coty does not undertake any obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise.

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For Information Contact:

Investor Relations
Kevin Monaco
212-389-6815
kevin_monaco@cotyinc.com
or
Media
Jennifer Friedman
917-754-8399
Jennifer_Friedman@cotyinc.com